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                                                                      EXHIBIT j


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post Effective Amendment No. 12 to Registration Statement No. 33-38848 of CitiFunds Premium Trust of our reports each dated October 6, 1998 appearing in the annual report to shareholders for the year ended August 31, 1998 of CitiFunds Premium U.S. Treasury Reserves (a series of CitiFunds Premium Trust) and U.S. Treasury Reserves Portfolio, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Accountants and Financial Statements" in the Statement of Additional Information, both of which are part of such Registration Statement.

Deloitte & Touche LLP

Boston, Massachusetts
December 21, 1998
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                                                                       EXHIBIT j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 11 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust of our report dated October 6, 1998, relating to the financial statements and financial highlights of CitiFunds Premium Liquid Reserves appearing in the August 31, 1998 Annual Report of CitiFunds Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

                                                /s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 1998
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                                                                       EXHIBIT j

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 11 to the registration statement on Form N-1A (the "Registration Statement") of CitiFunds Premium Trust of our report dated October 6, 1998, relating to the financial statements and financial highlights of the Cash Reserves Portfolio appearing in the August 31, 1998 Annual Report of CitiFunds Premium Liquid Reserves, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Independent Accountants and Financial Statements" in the Statement of Additional Information.

                                                /s/ PricewaterhouseCoopers LLP

Chartered Accountants
Toronto, Ontario
December 21, 1998